MML Small Cap Value Equity Fund

To Our Shareholders

The U.S. Economy Continues to Expand

We are now eight years into the current U.S. economic expansion, and judging from continued strong performance in the first half of 1998, this should be another year of impressive economic growth. A combination of forces shaped the first half: strong economic fundamentals, favorable price performance, a dramatically improved landscape for the nation's budget (now anticipating a surplus of $80 billion or more for fiscal year 1998), the Federal Reserve's steady hold on monetary policy, a competitive wage and price environment, and the economic and financial crisis in Southeast Asia.

Increased spending for consumption, housing and producers' durable equipment drove expansion in the first six months of the year. Households spent more, encouraged by low unemployment and growth in personal income. Business inventories also rose sharply early in the year, contributing to the economy's growth in the first quarter. Inventory growth has since slowed significantly and detracted from economic gains in the second quarter. The only other drag on performance was flat net exports, almost certainly a backlash of the Asian crisis.

Amidst Troubles in Asia

The economic and financial problems that have plagued Southeast Asia for the past year have continued to make for volatile and uncertain times in the U.S. and global financial markets. The key players in the Asian region are Japan and China, both facing economic hardship and currency devaluation. Though Japan has been working to restore its failed banking system, the nation faces the bigger problem of stimulating its economy--now with a budget deficit near 6 percent of Gross Domestic Product. Clearly, Japan's financial woes are far from being solved and, as such, the world's economies and markets will sit with a watchful eye over the coming months.

Large Capitalization U.S. Stocks Soar

During the first six months of 1998, the U.S. stock market continued to make great strides, with large capitalization stocks leading the pack. As of June 30, 1998, the S&P 500 was up 17.7 percent, versus the unmanaged small stock Russell 2000 Index which returned a modest 4.9 percent.

The `flight to quality' that the market has been experiencing since last year has continued to benefit large cap growth stocks, while hindering the performance of smaller, value-oriented stocks. As investors became more concerned about deteriorating conditions in Asia and the possible impact on commodity prices, competition and economic activity, they favored large-cap stocks over small-cap stocks for their durability and liquidity.

Bond Returns Varied

The Treasury yield curve continued to flatten over the past six months, and as a result, corporate bonds, mortgage-backed and asset-backed securities delivered varied, and less impressive, returns than U.S. Treasuries.

Even as corporate spreads widened, low interest rates and investor cash flow were positive for the corporate bond market. New issuance of investment-grade corporate bonds was extremely high--$197 billion in the first six months of 1998, compared to $272 billion issued in total for 1997.

Managing the Risks of Abroad

The same forces that drove the economy's growth in the first half of the year will shape this year's outcome. However, the instability in Asia, which is far from being resolved, is becoming more influential to the behavior of the U.S. dollar, the economy and the financial markets. As the events in Asia unfold--good or bad--the domestic markets may experience increased levels of volatility.

How Babson manages these risk factors is to focus, as we always have, on building portfolios with carefully selected, well-researched stocks and bonds that represent long-term opportunities. This approach is designed to help protect capital in bear markets and reap the rewards of bull markets.



                                               /s/ Stuart H. Reese

                                               Stuart H. Reese
                                               President
                                               MML Small Cap Value Equity Fund

July 31, 1998

MML SMALL CAP VALUE EQUITY FUND

On June first the investment process began for the new MML Small Cap Value Equity Fund. During the first month of the Fund's existence, the Fund had a total return of -1.5 percent,(*) while the Russell 2000 (an index that measures the performance of small company stocks that has a total market capitalization range of $172 million to $1.1 billion) increased 2.1percent. The objective of the fund is to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies. We will build a portfolio of about 50 to 70 stocks with a market capitalization of $750 million or less at time of purchase with a risk profile that is lower than the Russell 2000 Index. We seek high quality companies with low debt levels, high returns on equity and the ability to grow dividends at above average rates.

In the future we will use this forum to discuss, in a question and answer format, the recent happenings in the Fund. What follows are some questions we addressed regarding the economy as a whole.

How would you characterize the market for small cap stocks during the first half of 1998?

In general, we have seen an equity market in which large cap stocks are up almost 20 percent and small cap stocks are up only 5 percent. We have seen a flight to liquidity and a flight to what people perceive to be quality-that is, eagerly traded, well-known large cap stocks. This has been influenced by two major global events: the currency turmoil in the Far East, and uncertainty in Europe over a new, single currency--the Euro.

The fact is, people are afraid of their own currency, both in Europe and in the Far East. They've seen their currencies decline in value versus the U.S. dollar. Therefore, if you are a believer in equities and you are afraid of your own currency, you want to try to invest where you can buy stocks at good multiples, buy them with the knowledge that you can sell them easily, and buy them denominated in U.S. dollars.

What changes do you anticipate between now and year-end?

During the next six months, we expect to see opportunities in the technology and energy sectors, and possibly certain areas of the healthcare sector. In that time, we anticipate the Fund to be fully invested. We believe this will be a period of picking and choosing rather than focusing on specific industries.

Looking ahead, what is your outlook for the economy in the second half of 1998?

Overall, small cap stocks are cheap. We are not quite sure when they will become more fairly valued and begin to outperform. Right now, we are in a liquidity-driven market and we do not see signs of it turning around in the near-term. Our strategy going forward will be one of `picking and poking' among individual stocks, rather than from an industry-driven focus.

*These investment performance figures may be of limited use for comparative purposes because they do not reflect charges imposed by the separate investment accounts invested in the Funds which, if included, would decrease the performance figures.

MML Small Cap Value Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998
(Unaudited)

ASSETS
Investments at value (See Schedule of Investments) (Notes 2A, 2B and 4)
  Equities (Identified cost: $8,399,959) ........................................   $ 8,255,104
                                                                                    -----------
    Total investments ...........................................................     8,255,104
                                                                                    -----------

Cash ............................................................................     1,479,632
Receivable for securities sold ..................................................       107,915
Interest and dividends receivable ...............................................         5,976
Reimbursement receivable ........................................................         2,123
                                                                                    -----------
    Total assets ................................................................     9,850,750
                                                                                    -----------

LIABILITIES
Investment management fee payable (Note 3) ......................................         5,210
Accrued liabilities .............................................................         3,005
                                                                                    -----------
    Total liabilities ...........................................................         8,215
                                                                                    -----------

NET ASSETS ......................................................................   $ 9,842,535
                                                                                    ===========

Net assets consist of:
Series shares (par value $.01 per share, an unlimited number authorized) (Note 5)   $    10,000
Additional paid-in capital ......................................................     9,990,000
Undistributed net investment income (Notes 2C and 2D) ...........................            46
Undistributed net realized (loss) on investments ................................       (12,656)
Net unrealized depreciation on investments (Note 2A) ............................      (144,855)
                                                                                    -----------

    NET ASSETS ..................................................................   $ 9,842,535
                                                                                    ===========

    Outstanding series shares ...................................................     1,000,000
                                                                                    ===========

    Net asset value per share ...................................................   $      9.84
                                                                                    ===========


                      See Notes to Financial Statements.

MML Small Cap Value Equity Fund

STATEMENT OF OPERATIONS
For the Period June 1, 1998 (Commencement of Operations) through June 30, 1998 (Unaudited)

Investment income
Dividends (Note 2B) ....................................................   $   6,138
                                                                           ---------
   Total income ........................................................       6,138
                                                                           ---------
Expenses
Investment management fee (Note 3) .....................................       5,210
Audit fees .............................................................       3,005
Less Reimbursement Expense .............................................      (2,123)
                                                                           ---------
   Total expenses ......................................................       6,092
                                                                           ---------
Net investment income (Notes 2C and 2D) ................................          46
                                                                           ---------

Net realized and unrealized loss on investments (Notes 2A 2B, 2C and 2D)
Net realized loss on investments (Notes 2B, 2C and 2D) .................     (12,656)
Change in net unrealized depreciation on investments (Note 2A) .........    (144,855)
                                                                           ---------
Net loss ...............................................................    (157,511)
                                                                           ---------

Net decrease in net assets resulting from operations , .................   $(157,465)
                                                                           =========


                      See Notes to Financial Statements.

MML Small Cap Value Equity Fund

STATEMENT OF CHANGES IN NET ASSETS
For the Period June 1, 1998 (Commencement of Operations) through June 30, 1998 (Unaudited)

Increase (decrease) in net assets
Operations:
 Net investment income ..............................................................   $         46
 Net realized loss on investments ...................................................        (12,656)
 Change in net unrealized depreciation on investments ...............................       (144,855)
                                                                                        ------------

Net decrease in net assets resulting from operations ................................       (157,465)
Net increase in capital share transactions (Note 5) .................................     10,000,000
                                                                                        ------------
    Total increase ..................................................................      9,842,535

NET ASSETS, at beginning of period ..................................................              0
                                                                                        ------------

NET ASSETS, at end of period ........................................................   $  9,842,535
                                                                                        ============

Undistributed net investment income included in net assets at the end of the period     $         46
                                                                                        ============


                      See Notes to Financial Statements.

MML Small Cap Value Equity Fund

FINANCIAL HIGHLIGHTS

Selected per share data for the series shares outstanding:

                                                                                  For the
                                                                                Period Ended
                                                                               June 30, 1998*
                                                                                (Unaudited)
                                                                                -----------
Net asset value:
 Beginning of period ........................................................   $    10.000
                                                                                -----------
Income from investment operations:
 Net realized and unrealized loss on investments ............................        (0.157)
                                                                                -----------
 Total from investment operations ...........................................        (0.157)
                                                                                -----------
Net asset value:
    End of period ...........................................................   $     9.843
                                                                                ===========

Total return*** .............................................................        (0.016%)

Net assets (in millions):
 End of period ..............................................................   $      9.84
Ratio of expenses to average net assets .....................................          0.06%**
Ratio of net investment income to average net assets ........................          0.00%**
Portfolio turnover rate .....................................................          3.07%**

  *    The Fund commenced operations on June 1, 1998.
 **    Percentages represent results for the period and are not annualized.
*** Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period shown.



                      See Notes to Financial Statements.

MML Small Cap Value Equity Fund

SCHEDULE OF INVESTMENTS
June 30, 1998
(Unaudited)
                                                 Number         Market
                                                   of           Value
                                                 Shares        (Note 2A)
                                                 ------        ---------
EQUITIES -- 83.87%

Aerospace & Defense -- 1.51%
 Tristar Aerospace..........................       9,600    $    148,800
                                             -----------     -----------
Airlines -- 1.97%
 ASA Holding Inc............................       3,900         193,538
                                             -----------     -----------

Automobiles & Parts -- 4.91%
 CSK Auto Corp..............................       6,100         154,025
 Dura Automotive Systems Inc................       2,000          64,250
 Keystone Automotive Industries.............       5,700         131,813
 Titan International Inc....................       7,800         132,600
                                             -----------     -----------
                                                  21,600         482,688
                                             -----------     -----------

Banking, Savings & Loans -- 3.07%
 Banknorth Group Inc........................       4,300         159,100
 SIS BankCorp Inc...........................       3,700         143,375
                                             -----------     -----------
                                                   8,000         302,475
                                             -----------     -----------
Beverages -- 1.24%
 Robert Mondavi Corp........................       4,300         122,013
                                             -----------     -----------

Chemicals -- 1.50%
 Cambrex Corp...............................       5,600         147,000
                                             -----------     -----------

Communications -- 1.52%
 True North Communication Inc...............       5,100         149,174
                                             -----------     -----------

Computers & Office Equipment -- 3.16%
 Compx International Inc....................       6,200         134,075
 Pomeroy Computers Res. Inc.................       6,800         177,222
                                             -----------     -----------
                                                  13,000         311,297
                                             -----------     -----------

Electrical Equipment & Electronics -- 1.55%
 AFC Cable Systems, Inc.....................       4,300         152,650
                                             -----------     -----------

Energy -- 1.55%
 Wicor Inc..................................       6,600         152,624
                                             -----------     -----------

Financial Services -- 6.37%
 Conning Corp...............................       7,500         148,250
 Nationwide Financial Svsc. Inc.............       3,400         173,400
 Stirling Cooke Brown Holdings..............       5,500         154,688
 Webster Fini Brown Holdings................       4,600         152,950
                                             -----------     -----------
                                                  21,000         627,288
                                             -----------     -----------

Fluids -- Handling -- 2.75%
 Graco Inc..................................       4,400         153,450
 Roper Industries, Inc......................       4,500         117,563
                                             -----------     -----------
                                                   8,900         271,013
                                             -----------     -----------

Foods -- 1.27%
 International Home Foods Inc...............       5,500         125,125
                                             -----------     -----------

Glass & Plastic -- 2.04%
 Libby Inc..................................       1,200          45,974
 Spartch Corp...............................       7,200         154,348
                                             -----------     -----------
                                                   8,400         200,320
                                             -----------     -----------

Health Care Products -- 2.98%
 Herbalife International CI B...............       6,400         132,000
 Landauer Inc...............................       5,400         161,325
                                             -----------     -----------
                                                  11,800         293,325
                                             -----------     -----------

Heating & Air Conditioning -- 5.15%
 Group Maintenance CP.......................       9,000         162,000
 Service Experts Inc........................       4,800         165,600
 Watsco Inc.................................       5,100         179,454
                                             -----------     -----------
                                                  18,900         507,054
                                             -----------     -----------

Industrial Transportation -- 2.84%
 Greenbrier Companies Inc...................       8,500         148,625
 Omniquip International Inc.................       7,200         133,200
                                             -----------     -----------
                                                  15,700         279,825
                                             -----------     -----------

Insurance -- 6.24%
 Capital Re Corp............................       2,000         143,250
 Executive Risk Inc.........................       2,300         169,625
 HCC Insurance Holdings.....................       7,400         162,800
 Highlands Insurance Co.....................       7,500         138,750
                                             -----------     -----------
                                                  19,200         614,425
                                             -----------     -----------

Machinery & Components -- 10.05%
 Columbus McKinnon Corporation..............       5,200         135,200
 DT Industries..............................       5,200         126,100
 Gleason Corp...............................       4,900         137,813
 Hardinge Inc...............................       5,850         142,594
 Hughes Supply Inc..........................       4,400         161,150
 Pentacon, Inc..............................      12,600         149,625
 Regal-Beloit Corp..........................       4,800         136,800
                                             -----------     -----------
                                                  42,950         989,282
                                             -----------     -----------

Marketing -- 3.20%
 Harte Hanks Communications.................       6,700         172,940
 Hub Group Inc..............................       6,700         141,538
                                             -----------     -----------
                                                  13,400         314,478
                                             -----------     -----------

Metals -- 2.99%
   Autocam Corporation......................       8,800         146,300
   Hawk Corp. - Class A.....................       8,400         148,050
                                             -----------     -----------
                                                  17,200         294,350
                                             -----------     -----------

Miscellaneous -- 4.99%
 Crossman Communities Inc...................       5,300         160,988
 McClatchy Newspapers CI A..................       5,000         173,125
 Ritchie Bros. Auctioneers..................       5,900         156,716
                                             -----------     -----------
                                                  16,200         490,829
                                             -----------     -----------

Oil & Gas -- 3.17%
 Houston Exploration........................       7,100         162,853
 Stone Energy Corporation...................       4,200         149,360
                                             -----------     -----------
                                                  11,300         312,213
                                             -----------     -----------
Paper -- 1.74%
 Wausau Mosinee Paper Corp..................       7,500         171,562
                                             -----------     -----------

MML Small Cap Value Equity Fund

June 30, 1998
(Unaudited)
                                                       Number        Market
                                                         of          Value
                                                       Shares       (Note 2A)
                                                       ------       ---------
Real Estate -- 1.40%
 Mid-Atlantic Realty Trust ......................       11,200     $   137,893
                                                   -----------     -----------

Transportation -- 4.71%
 CH Robinson Worldwide, Inc. ....................        6,600         164,175
 MS Carriers ....................................        5,300         143,763
 Rollins Truck Leasing Company ..................       12,600         155,925
                                                   -----------     -----------
                                                        24,500         463,863
                                                   -----------     -----------

Total Equities
 (Cost $8,399,959) ..............................                    8,255,104
                                                                   -----------


Total Investments
 (Cost $8,399,959) (a)                     83.87%                  $ 8,255,104
                                                                   ===========

(a) Federal Income Tax Information: At June 30, 1998 the net unrealized appreciation on investments based on cost of $8,399,959 for federal income tax purposes is as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there is an excess of
    market value over tax cost ................................    $   285,071

    Aggregate gross unrealized depreciation for all
    investments in which there is an excess of tax
    cost over market value ....................................        429,926
                                                                   -----------

    Net unrealized depreciation ...............................    $  (144,855)
                                                                   ===========


*   Non-income producing security.



                      See Notes to Financial Statements.

Notes To Financial Statements
(Unaudited)

1.  HISTORY

MML Small Cap Value Equity Fund (the "MML Trust") is a non-diversified fund series of MML Series Investment Fund ("MML Trust"), a no load, open-end, management investment company registered as such under the Investment Company Act of 1940. MML Trust, which has six separate series of shares, was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of the Trust.

MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purposes of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by the life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with generally accepted accounting principles.

    A. Investment Valuation

    Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange, or on the NASDAQ national market system. If securities are unlisted, or there is no reported sales price, the bid price of the prior trade date will be used. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size, trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term obligations with less than one year, but more than sixty days to maturity from the date of purchase are valued on the basis of their market value. Short-term obligations with sixty days or less to maturity from the date of purchase are generally valued at amortized cost when the Board believes amortized cost approximates market value.

    B. Accounting For Investments

    Investment transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts on short-term securities are amortized in determining interest income.

    Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

    C. Federal Income Tax

    The MML Trust has established a policy for each of the Funds to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Funds will not be subject to federal income tax on any net investment income and any net capital gains to the extent they are distributed or are deemed to have been distributed to shareholders. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

    D. Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INVESTMENT MANAGEMENT FEE

MassMutual provides all investment advisory, and management and administrative services needed by the Funds. For acting as such, MassMutual receives a quarterly fee from each Fund at the annual rate of .65% of the first $100,000,000 of the average daily net asset value of the Fund, .60% of the next $200,000,000, .55% of the next $200,000,000 and .50% of any excess over
$500,000,000.

MassMutual has entered into an investment sub-advisory agreement with Babson Acquisition Corporation ("Babson") which is a controlled subsidiary of MassMutual. The agreement provides that Babson manage the assets of MML Small Cap Value Equity Fund. MassMutual pays Babson a quarterly fee equal to an annual rate of .25% of the average daily net asset value of MML Small Cap Value Equity Fund.

MassMutual has agreed, at least through April 30, 1999, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding each Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed .11% of the average daily net assets value of the Fund for such year. Through June 30, 1998, $2.123 of the Fund's total expenses were borne by MassMutual.

4.  PURCHASE AND SALES OF INVESTMENTS AND FORWARD COMMITMENTS

                                                                     Proceeds
    For the Period ended                         Acquisition        from Sales
    June 30, 1998*                                   Cost         and Maturities
    --------------                               -----------      --------------
    Equities ................................    $ 8,666,017         $ 253,402

    *The Fund commenced operations on June 1, 1998.

5.  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares of beneficial interest to the Fund at $0.01 par value. Changes in shares of beneficial interest are as follows:

    For the Period ended
    June 30, 1998
    -------------

    Shares
     Sales of shares ...........................................    1,000,000
     Redemption of shares ......................................           --
                                                                 ------------
     Net Increase ..............................................    1,000,000
                                                                 ============
    Amount
     Sales of shares ........................................... $ 10,000,000
     Redemption of shares ......................................           --
                                                                 ------------
     Net Increase .............................................. $ 10,000,000
                                                                 ============